LOAN CONVERSION AGREEMENT

This Loan Conversion Agreement (this “Agreement”) is dated May 15, 2009, among Renhuang Pharmaceuticals, Inc., a Nevada Corporation, (the “Company”) and the investors listed and identified on the signature pages hereto (each an “Investor” and together, the “Investors”).

WHEREAS, the Investors provided the Company with a loan in the aggregate amount of $1.5 million on January 29, 2008 for a term of one year in anticipation of a private placement by the Company (the “Bridge Loan”).

WHEREAS, it was understood at the time of the making of the Bridge Loan that the [Principal and any accrued and unpaid interest of the] Bridge Loan was convertible into shares of the Company’s common stock, par value $0.001 (“Common Stock”), at the conversion price of $1.25 per share at the option of the Investors with a 50% warrant coverage which permits the Investors to purchase shares of the Common Stock at an exercise price equal to 125% of the conversion price.

WHEREAS, Company was not able to complete the private placement due to market conditions and as a result of certain circumstances, the Company was not able to file required periodic reports with the Securities and Exchange Commission (the “SEC”) and was delisted from the Over-the-Counter Bulletin Board (“OTCBB”).

WHEREAS, the Company was not able to repay the Bridge Loan and is willing to reduce the conversion price to $0.70 per share and the warrant exercise price to $0.875 per share in exchange for the Investors’ (i) waiver of the repayment of the Bridge Loan and any accrued but unpaid interest thereupon and (ii) conversion of the Bridge Loan into shares of the Common Stock plus warrants (the “Warrants”) to purchase shares of the Common Stock (the “Securities”)

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Regulation D and Regulation S, or other applicable exemptions under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Investor, and the Investor desires to convert into and purchase from the Company certain Securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

I. PURCHASE AND SALE

A.            Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Investors (i) shares of Common Stock of the Company as set forth on the signatures and (ii) Warrants to purchase shares of the Common Stock as set forth on the signature pages in exchange for the waiver of the Bridge Loan and any accrued interest thereupon by the Investors.  The Investors shall receive the Shares and Warrants in lieu of the repayment of the principal of the Bridge Loan and any accrued interest thereupon.  The closing of the transactions contemplated hereby shall take place at the offices of Cadwalader Wickersham & Taft LLP, 79 Jianguo Road, China Central Place, Tower 2, Room 2301, Beijing, China 100025, on May 15, 2009 or at such other location or time as the parties may agree (the “Closing Date”).

B.             Closing Deliveries.

1.           On the Closing Date, the Company shall deliver or cause to be delivered to the Investor the following:

(a)           certificates evidencing the Shares, registered in the name of the Investors; and

(b)           warrants, substantially in the form attached hereto as Exhibit A, in the name of the Investors and duly authorized and executed by the Company.

2. The Investor shall deliver or cause to be delivered to the Company the following:

(a)           any documentation evidencing the Bridge Loan for cancellation;

(b)           a waiver and release, substantially in the form attached hereto as Exhibit B, duly authorized and executed by the Investors.

II. REPRESENTATIONS AND WARRANTIES

A.            Representations and Warranties of the Company.

1.
Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

2.
Authorization and Power; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the securities, has been duly authorized by all necessary action on the part of the Company. This Agreement is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

3.
Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable. The shares issuable upon exercise of the Warrants (“Warrant Shares”), when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

B.            Representations and Warranties of the Investor. Each of the Investors, severally and not jointly, hereby represents and warrants to the Company as follows:

1.
Organization and Standing of the Investor.  If such Investor is an entity, such Investor is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

2.
Authorization and Power; Enforcement.  Such Investor has the requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Investor or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement has been duly authorized, executed and delivered by such Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof.

3.
No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Investor is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

4.
Access to Information.    Such Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to public information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional public information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

5.
Investor Information.  Such Investor is, and will be at the time  of exercise of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Investor has the authority and is duly and legally qualified to purchase and own the Securities.  Such Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Investor is accurate.

6.
Purpose of Investment.  On the Closing Date, such Investors will purchase the Securities as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

7.
Compliance with Securities Act.   Such Investor understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of such Investor contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  Such Investor will comply with all applicable rules and regulations in connection with the sales of the Securities including laws relating to short sales.

8.
Certain Trading Activities. Such Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any short sales as defined by Rule 200 under Regulation SHO (“Short Sales”) involving the Company’s securities since the time that such Investor was first contacted by the Company regarding the investment in the Company contemplated by this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

9.
Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase the Securities pursuant to the transaction contemplated hereby, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision. Such Investor has not relied on the business or legal advice of the Company or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Investor in connection with the transactions contemplated hereby.

10.	Opportunity to Conduct Due Diligence. The Investor was granted the opportunity to conduct due diligence prior to entering into the transactions contemplated by this Agreement.

11.           Regulation S Representation. If such Investor is not a US person as defined in Rule 902 promulgated under the Securities Act (“Rule 902”), such Investor hereby represents and warrants to the Company as follows:

a.           The offer or sale of the Securities by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of the foregoing, were made in an offshore transaction, as such term is defined in Rule 902 ;

b.           No directed selling efforts, as such term is defined in Rule 902, were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing;

c.           The Investor is not a U.S. person as defined in Rule 902 and is not acquiring the securities for the account or benefit of any U.S. person or is a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act; and

d.           Such Investor agrees to resell such securities only in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act;

III. OTHER AGREEMENTS OF THE PARTIES

A.            Publicity. The parties agree that this Agreement and the transactions contemplated hereby will remain confidential until the Company files a Form 8-K with the Securities and Exchange Commission disclosing this Agreement. The Investor agrees not to effect any purchase or sale of the securities of the Company until after such filing is made.

B.             Transfer Restrictions.

4.
The Investors hereby acknowledge that the Securities and any part hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities or Warrant Shares other than pursuant to an effective registration statement, Regulation S or Rule 144, to the Company or to an Affiliate of a Investor or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of such opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities or Warrant Shares under the Securities Act.

5.	The Investor agrees to the imprinting, so long as is required, of a legend on any of the Securities and Warrant Shares in the following form:

[THE SHARES] [THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT] HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, REGULATION S UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY; HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

C.            Market Standoff.  The Investors hereby agree that, during the period of duration(not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of any registered underwritten public offering of Company securities, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Common Stock of the Investor (and the shares or securities of every other person subject to the foregoing restriction (until the end of such period.

D.            General Indemnity.  The Company agrees to indemnify and hold harmless the Investor (and its respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Investor as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Investor agrees to indemnify and hold harmless the Company and its directors, officers, managers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Investor herein.

IV. MISCELLANEOUS

C.          Fees and Expenses. Each party shall be responsible for its own fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with this Agreement.

D.            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or by email to the email address set forth on the signature page or (c) upon actual receipt by the party to whom such notice is required to be given.

E.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors. This Agreement is not assignable by either party.

F.            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Conversion Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Renhuang Pharmaceuticals, Inc.

By:	/s/ Li Shaoming
Name: Li Shaoming
Title: CEO

Office Address:

Fax No. ☐

Email Address:

Allied Merit International Inc.

Amount of Loan Converted	$1,250,000

Shares Received upon Conversion	1,785,714

Warrants Received upon Conversion	892,857

By:	/s/Jeff Liu
Name: Jeff Liu
Title: President

Office Address:

Fax No.

Email Address:

Griffin Ventures Ltd.

Amount of Loan Converted	$250,000

Shares Received upon Conversion	357,142

Warrants Received upon Conversion	178,571

By:	/s/ Jodie Rinde
Name: Jodie Rinde
Title: Director

Office Address:

Fax No.

Email Address: